CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Chief Executive Officer of Excelsior Funds Trust (the “Fund”), with respect to the Form N-CSRS for the period ended September 30, 2004, as filed with the Securities and Exchange Commission, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

1. such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: December 7, 2004

/s/ Mary Martinez
Mary Martinez

CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Chief Financial Officer of Excelsior Funds Trust (the “Fund”), with respect to the Form N-CSRS for the period ended September 30, 2004, as filed with the Securities and Exchange Commission, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

1. such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: December 7, 2004

/s/ Agnes Mullady
Agnes Mullady